UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-04700
The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

The Gabelli Equity Trust Inc. Third Quarter Report September 30, 2010	Mario J. Gabelli, CFA
To Our Shareholders,
     During the third quarter of 2010, The Gabelli Equity Trust’s (the “Fund”) total return was 18.5% on a net asset value (“NAV”) basis compared with gains in the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average of 11.3% and 11.1%, respectively. The total return for the Fund’s publicly traded shares was 14.7% during the third quarter of 2010.
     Enclosed is the investment portfolio as of September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a) (Unaudited)

									Since
		Year to							Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	(08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	18.54%	11.96%	20.36%	(6.57)%	2.96%	4.85%	8.15%	10.04%	10.10%
Investment Total Return (c)	14.70	6.83	11.17	(7.73)	2.57	4.13	8.23	10.27	9.50
S&P 500 Index	11.30	3.91	10.18	(7.15)	0.64	(0.43)	6.45	9.05	8.94 (d)
Dow Jones Industrial Average	11.13	5.57	14.12	(5.37)	3.11	2.54	7.92	10.30	10.34 (d)
Nasdaq Composite Index	12.30	4.38	11.60	(4.29)	1.94	(4.29)	5.62	10.12	7.87

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES
Quarter Ended September 30, 2010 (Unaudited)

		Ownership at
	Shares/	September 30,
	Units	2010
NET PURCHASES
Common Stocks
Accor SA (a)	14,770	20,000
AMR Corp.	100,000	300,000
Baxter International Inc.	3,000	38,000
Becton, Dickinson and Co.	500	3,500
Bel Fuse Inc., Cl. A	4,000	20,000
Cincinnati Bell Inc.	25,000	825,000
Citigroup Inc.	140,000	380,000
CNH Global NV	5,000	25,000
Covidien plc	30,000	55,000
Edenred (a)	5,230	5,230
Frontier Communications Corp. (b)	20,000	20,000
Gerber Scientific Inc.	5,000	90,000
GrafTech International Ltd.	5,000	90,000
Hellenic Telecommunications Organization SA	4,000	44,000
Hellenic Telecommunications Organization SA, ADR	3,000	16,000
Media General Inc., Cl. A	20,000	200,000
MEMC Electronic Materials Inc.	2,000	20,000
Millicom International Cellular SA	10,000	10,000
NCR Corp.	5,000	105,000
NextEra Energy Inc.	9,000	32,000
Noble Corp.	20,000	20,000
Northeast Utilities	15,000	205,000
NSTAR	10,000	10,000
Remy Cointreau SA (c)	4,673	40,673
Research In Motion Ltd.	5,000	5,000
Safeway Inc.	10,000	10,000
Superior Industries International Inc.	3,000	45,000
TECO Energy Inc.	20,000	20,000
The Bank of New York Mellon Corp.	15,000	185,038
The Boeing Co.	13,000	123,000
The Kroger Co.	10,000	10,000
UltraShort Dow30 ProShares	200,000	200,000
Vodafone Group plc, ADR	30,000	66,000
Waddell & Reed Financial Inc., Cl. A	10,000	100,000
Wisconsin Energy Corp.	4,000	4,000
Xerox Corp.	60,000	60,000
Rights
Deutsche Bank AG, expire 10/05/10 (d)	140,000	140,000
NET SALES
Common Stocks
Alcoa Inc.	(15,000)	53,000
Alibaba.com Ltd.	(8,000)	—
American Express Co.	(7,000)	527,000
AMETEK Inc.	(3,000)	243,000
Baldor Electric Co.	(12,000)	143,000
Bell Aliant Regional Communications Income Fund	(3,000)	5,000
Berkshire Hathaway Inc., Cl. A	(1)	133
BorgWarner Inc.	(2,000)	84,000
Boston Scientific Corp.	(10,000)	215,000
BP plc, ADR	(2,000)	118,000
Brasil Telecom SA, Cl. C, ADR	(10,000)	15,801
Brookfield Asset Management Inc., Cl. A	(2,000)	—
Cablevision Systems Corp., Cl. A	(20,000)	1,410,000
Caterpillar Inc.	(5,000)	15,000
CBS Corp., Cl. A, Voting	(5,000)	350,000
CLARCOR Inc.	(7,000)	158,000
Clorox Co.	(3,000)	9,000
CMS Energy Corp.	(16,000)	39,000
Commerzbank AG, ADR	(10,000)	126,000
ConocoPhillips	(16,000)	244,000
Cooper Industries plc	(3,000)	202,000
Corn Products International Inc.	(1,000)	44,000
Corning Inc.	(3,000)	465,000
Dean Foods Co.	(22,000)	150,000
Deere & Co.	(3,000)	432,000
Del Monte Foods Co.	(15,000)	45,000
Deutsche Bank AG (d)	(2,000)	140,000
DIRECTV, Cl. A	(85,000)	615,000
Discovery Communications Inc., Cl. A	(2,500)	129,500
Discovery Communications Inc., Cl. C	(2,500)	129,500
Dr. Pepper Snapple Group Inc.	(20,000)	100,000
Duke Energy Corp.	(20,000)	115,000
Eastman Kodak Co.	(17,000)	158,000
Fedders Corp.	(50,000)	—
Ferro Corp.	(50,000)	465,000
Fortress Investment Group LLC, Cl. A	(10,000)	10,000
GATX Corp.	(7,000)	158,000
GlaxoSmithKline plc, ADR	(4,000)	—
Great Plains Energy Inc.	(25,000)	25,000
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES (Continued)
Quarter Ended September 30, 2010 (Unaudited)

		Ownership at
		September 30,
	Shares	2010
NET SALES (Continued)
Common Stocks (Continued)
Grupo Bimbo SAB de CV, Cl. A	(20,000)	680,000
H.J. Heinz Co.	(6,000)	84,000
Hitachi Ltd., ADR	(1,000)	4,000
IDEX Corp.	(3,000)	304,000
Il Sole 24 Ore	(57,400)	1,152,600
Independent News & Media plc	(1)	28,323
Interactive Brokers Group Inc., Cl. A	(12,000)	17,000
Interval Leisure Group Inc.	(3,000)	37,000
ITT Corp.	(10,000)	240,000
Janus Capital Group Inc.	(25,000)	185,000
Johnson & Johnson	(10,000)	45,000
JPMorgan Chase & Co.	(6,000)	64,088
Kraft Foods Inc., Cl. A	(10,000)	172,278
Macy’s Inc.	(5,000)	390,000
Marathon Oil Corp.	(8,000)	12,000
Marsh & McLennan Companies Inc.	(10,000)	180,000
Meredith Corp.	(3,000)	117,000
MGM Resorts International	(5,000)	55,000
Modine Manufacturing Co.	(10,000)	300,000
Monsanto Co.	(3,000)	28,000
Monster Worldwide Inc.	(25,000)	30,000
News Corp., Cl. A	(20,000)	1,330,000
Northrop Grumman Corp.	(5,000)	45,000
Pernod-Ricard SA	(4,000)	46,000
PetroChina Co. Ltd., ADR	(300)	500
Petroleo Brasileiro SA, ADR	(3,500)	—
Precision Castparts Corp.	(6,000)	98,000
Qwest Communications International Inc.	(150,000)	50,000
Rockwell Automation Inc.	(10,000)	30,000
Rogers Communications Inc., Cl. B, New York	(1,000)	489,690
Rolls-Royce Group plc, Cl. C (e)	(108,000,000)	—
SSL International plc	(50,000)	50,000
SUPERVALU Inc.	(9,000)	—
Swedish Match AB	(10,000)	940,000
T. Rowe Price Group Inc.	(10,000)	140,000
Telecom Italia SpA	(50,000)	800,000
Telefonica SA, ADR	(5,000)	198,000
The Blackstone Group LP	(10,000)	—
The Great Atlantic & Pacific Tea Co. Inc.	(15,000)	185,000
The Hershey Co.	(6,000)	56,000
The McGraw-Hill Companies Inc.	(10,500)	133,500
The Phoenix Companies Inc.	(3,000)	24,000
The Weir Group plc	(20,000)	70,000
Time Warner Cable Inc.	(5,000)	75,000
Trinity Industries Inc.	(10,000)	60,000
Tyco International Ltd.	(5,810)	220,000
UnitedHealth Group Inc.	(5,000)	95,000
Watts Water Technologies Inc., Cl. A	(10,000)	180,000
Whole Foods Market Inc.	(10,000)	22,000

(a)	Spin-off — 1 share of Edenred for every 1 share of Accor SA held. 14,770 shares of Accor SA were purchased after the spin-off.

(b)	Spin-off — 0.240039731 shares of Frontier Communications for every 1 share of Verizon Communications Inc. held. 15,526 shares of Frontier Communications Corp. were sold after the spin-off.

(c)	Stock Dividend — 0.0168306 shares for every 1 share held. 4,000 shares were purchased prior to the stock dividend.

(d)	Rights Exercised — 1 share of Deutsche Bank AG, Rights expire 10/15/10 for every 1 share of Deutsche Bank AG held. 2,000 shares of Deutsche Bank AG were sold prior to the rights exercised.

(e)	Tender Offer — $0.001 for every 1 share held.
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 99.5%
	Food and Beverage — 10.6%
32,000	Brown-Forman Corp., Cl. A	$1,969,920
6,250	Brown-Forman Corp., Cl. B	385,250
70,000	Campbell Soup Co.	2,502,500
50,000	China Mengniu Dairy Co. Ltd.	154,662
15,000	Coca-Cola Enterprises Inc.	465,000
100,000	Constellation Brands Inc., Cl. A†	1,769,000
44,000	Corn Products International Inc.	1,650,000
225,000	Danone	13,457,855
600,000	Davide Campari — Milano SpA	3,588,761
150,000	Dean Foods Co.†	1,531,500
45,000	Del Monte Foods Co.	589,950
203,000	Diageo plc, ADR	14,009,030
100,000	Dr. Pepper Snapple Group Inc.	3,552,000
70,000	Flowers Foods Inc.	1,738,800
92,000	Fomento Economico Mexicano SAB de CV, ADR	4,667,160
50,000	General Mills Inc.	1,827,000
680,000	Grupo Bimbo SAB de CV, Cl. A	4,964,429
84,000	H.J. Heinz Co.	3,979,080
36,000	Heineken NV	1,866,892
150,000	ITO EN Ltd.	2,463,464
20,000	ITO EN Ltd., Preference	245,089
14,000	Kellogg Co.	707,140
66,000	Kerry Group plc, Cl. A	2,330,343
172,278	Kraft Foods Inc., Cl. A	5,316,499
11,500	LVMH Moet Hennessy Louis Vuitton SA	1,686,888
1,000	MEIJI Holdings Co. Ltd.	47,077
70,000	Morinaga Milk Industry Co. Ltd.	300,192
25,000	Nestlé SA	1,331,858
210,000	PepsiCo Inc.	13,952,400
46,000	Pernod-Ricard SA	3,840,963
64,000	Ralcorp Holdings Inc.†	3,742,720
40,673	Remy Cointreau SA	2,739,386
10,000	Safeway Inc.	211,600
600,000	Sara Lee Corp.	8,058,000
75,000	The Coca-Cola Co.	4,389,000
20,000	The Hain Celestial Group Inc.†	479,600
56,000	The Hershey Co.	2,665,040
2,000	The J.M. Smucker Co.	121,060
10,000	The Kroger Co.	216,600
129,429	Tootsie Roll Industries Inc.	3,220,194
75,000	Tyson Foods Inc., Cl. A	1,201,500
380,000	YAKULT HONSHA Co. Ltd.	11,735,026

		135,670,428

	Cable and Satellite — 8.6%
1,410,000	Cablevision Systems Corp., Cl. A	36,927,900
105,000	Comcast Corp., Cl. A, Special	1,786,050
615,000	DIRECTV, Cl. A†	25,602,450
100,000	DISH Network Corp., Cl. A	1,916,000
30,740	EchoStar Corp., Cl. A†	586,519
176,770	Liberty Global Inc., Cl. A†	5,446,284
139,001	Liberty Global Inc., Cl. C†	4,247,871
489,690	Rogers Communications Inc., Cl. B, New York	18,329,097
19,310	Rogers Communications Inc., Cl. B, Toronto	722,741
120,000	Scripps Networks Interactive Inc., Cl. A	5,709,600
160,000	Shaw Communications Inc., Cl. B, New York	3,521,600
40,000	Shaw Communications Inc., Cl. B, Toronto	880,941
75,000	Time Warner Cable Inc.	4,049,250

		109,726,303

	Financial Services — 7.9%
527,000	American Express Co. (a)	22,149,810
5,000	Ameriprise Financial Inc.	236,650
19,452	Argo Group International Holdings Ltd.	675,763
95,000	Artio Global Investors Inc.	1,453,500
88,000	Banco Santander SA, ADR	1,114,080
133	Berkshire Hathaway Inc., Cl. A†	16,558,500
10,000	Calamos Asset Management Inc., Cl. A	115,000
380,000	Citigroup Inc.†	1,482,000
126,000	Commerzbank AG, ADR†	1,033,200
140,000	Deutsche Bank AG	7,690,200
10,000	Fortress Investment Group LLC, Cl. A†	35,900
22,000	H&R Block Inc.	284,900
17,000	Interactive Brokers Group Inc., Cl. A†	292,570
185,000	Janus Capital Group Inc.	2,025,750
64,088	JPMorgan Chase & Co.	2,439,830
30,000	Kinnevik Investment AB, Cl. A	640,471
178,000	Legg Mason Inc.	5,395,180
130,000	Leucadia National Corp.†	3,070,600
5,000	Loews Corp.	189,500
180,000	Marsh & McLennan Companies Inc.	4,341,600
20,000	Moody’s Corp.	499,600
22,000	Och-Ziff Capital Management Group LLC, Cl. A	327,800
120,000	State Street Corp.	4,519,200
20,000	SunTrust Banks Inc.	516,600
140,000	T. Rowe Price Group Inc.	7,009,100
3,000	The Allstate Corp.	94,650
185,038	The Bank of New York Mellon Corp.	4,835,043
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
43,000	The Charles Schwab Corp.	$597,700
15,000	The Dun & Bradstreet Corp.	1,112,100
24,000	The Phoenix Companies Inc.†	50,400
100,000	Waddell & Reed Financial Inc., Cl. A	2,736,000
290,000	Wells Fargo & Co.	7,287,700

		100,810,897

	Energy and Utilities — 7.1%
3,500	AGL Resources Inc.	134,260
68,000	Allegheny Energy Inc.	1,667,360
36,000	Anadarko Petroleum Corp.	2,053,800
68,000	Apache Corp.	6,647,680
118,000	BP plc, ADR	4,858,060
61,000	CH Energy Group Inc.	2,693,760
39,000	CMS Energy Corp.	702,780
244,000	ConocoPhillips	14,012,920
80,000	Constellation Energy Group Inc.	2,579,200
3,000	Diamond Offshore Drilling Inc.	203,310
60,000	DPL Inc.	1,567,800
115,000	Duke Energy Corp.	2,036,650
280,000	El Paso Corp.	3,466,400
265,000	El Paso Electric Co.†	6,301,700
75,000	Exxon Mobil Corp.	4,634,250
25,000	Great Plains Energy Inc.	472,500
210,000	Halliburton Co.	6,944,700
12,000	Marathon Oil Corp.	397,200
10,000	Mirant Corp.†	99,600
140,000	Mirant Corp., Escrow† (b)	0
32,000	NextEra Energy Inc.	1,740,480
2,000	Niko Resources Ltd., New York	196,832
1,000	Niko Resources Ltd., Toronto	98,416
10,000	NiSource Inc.	174,000
20,000	Noble Corp.	675,800
205,000	Northeast Utilities	6,061,850
10,000	NSTAR	393,500
19,000	Oceaneering International Inc.†	1,023,340
500	PetroChina Co. Ltd., ADR	58,210
100,000	Progress Energy Inc., CVO†	15,000
190,000	Rowan Companies Inc.†	5,768,400
5,000	SJW Corp.	123,150
20,000	Southwest Gas Corp.	671,800
130,000	Spectra Energy Corp.	2,931,500
20,000	TECO Energy Inc.	346,400
60,000	The AES Corp.†	681,000
16,000	Transocean Ltd.†	1,028,640
265,000	Westar Energy Inc.	6,420,950
4,000	Wisconsin Energy Corp.	231,200

		90,114,398

	Diversified Industrial — 6.9%
3,000	Acuity Brands Inc.	132,720
158,000	Ampco-Pittsburgh Corp.	3,921,560
143,000	Baldor Electric Co.	5,777,200
202,000	Cooper Industries plc	9,883,860
250,000	Crane Co.	9,485,000
220,000	General Electric Co.	3,575,000
185,000	Greif Inc., Cl. A	10,885,400
18,000	Greif Inc., Cl. B	1,033,200
420,000	Honeywell International Inc.	18,454,800
240,000	ITT Corp.	11,239,200
10,000	Jardine Strategic Holdings Ltd.	268,000
30,000	Material Sciences Corp.†	133,800
98,000	Park-Ohio Holdings Corp.†	1,303,400
1,000	Pentair Inc.	33,630
21,000	Sulzer AG	2,436,269
60,000	Trinity Industries Inc.	1,336,200
220,000	Tyco International Ltd.	8,080,600

		87,979,839

	Equipment and Supplies — 5.6%
243,000	AMETEK Inc.	11,608,110
4,000	Amphenol Corp., Cl. A	195,920
94,000	CIRCOR International Inc.	2,970,400
192,000	Donaldson Co. Inc.	9,048,960
114,500	Flowserve Corp.	12,528,590
23,000	Franklin Electric Co. Inc.	762,680
90,000	Gerber Scientific Inc.†	555,300
90,000	GrafTech International Ltd.†	1,406,700
304,000	IDEX Corp.	10,795,040
40,000	Ingersoll-Rand plc	1,428,400
204,000	Lufkin Industries Inc.	8,955,600
11,000	Mueller Industries Inc.	291,390
2,000	Sealed Air Corp.	44,960
70,000	Tenaris SA, ADR	2,689,400
4,000	The Manitowoc Co. Inc.	48,440
70,000	The Weir Group plc	1,564,768
180,000	Watts Water Technologies Inc., Cl. A	6,129,000

		71,023,658

	Entertainment — 5.5%
32,000	Canal+ Groupe	233,389
2,002	Chestnut Hill Ventures† (b)	91,191
129,500	Discovery Communications Inc., Cl. A†	5,639,725
129,500	Discovery Communications Inc., Cl. C†	4,945,605
500	DreamWorks Animation SKG Inc., Cl. A†	15,955
690,000	Grupo Televisa SA, ADR	13,054,800
29,000	Liberty Media Corp. — Starz, Cl. A†	1,881,520
359,500	Madison Square Garden Inc., Cl. A†	7,578,260
10,000	Regal Entertainment Group, Cl. A	131,200
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Shares/		Market
Units		Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
10,000	The Walt Disney Co.	$331,100
280,000	Time Warner Inc.	8,582,000
110,000	Tokyo Broadcasting System Holdings Inc.	1,415,189
125,000	Universal Entertainment Corp.†	2,722,209
300,000	Viacom Inc., Cl. A	12,027,000
400,000	Vivendi	10,933,282

		69,582,425

	Telecommunications — 4.9%
65,000	BCE Inc.	2,112,500
5,000	Bell Aliant Regional Communications Income Fund	125,717
45,480	Brasil Telecom SA, ADR†	902,778
15,801	Brasil Telecom SA, Cl. C, ADR†	136,205
1,100,000	BT Group plc	2,419,177
7,040,836	Cable & Wireless Jamaica Ltd.† (c)	30,442
825,000	Cincinnati Bell Inc.†	2,202,750
155,000	Deutsche Telekom AG, ADR	2,112,650
5,000	Fastweb SpA†	122,216
20,000	Frontier Communications Corp.	163,400
44,000	Hellenic Telecommunications Organization SA	316,711
16,000	Hellenic Telecommunications Organization SA, ADR	56,480
95,000	Koninklijke KPN NV	1,469,279
50,000	Qwest Communications International Inc.	313,500
1,150,000	Sprint Nextel Corp.†	5,324,500
184,000	Tele Norte Leste Participacoes SA, ADR	2,590,720
38,000	Telecom Argentina SA, ADR	804,840
800,000	Telecom Italia SpA	1,117,867
198,000	Telefonica SA, ADR	14,681,700
52,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	776,360
265,000	Telephone & Data Systems Inc.	8,692,000
350,000	Telephone & Data Systems Inc., Special	9,922,500
15,000	TELUS Corp.	666,537
148,000	Verizon Communications Inc.	4,823,320

		61,884,149

	Consumer Products — 4.5%
65,000	Avon Products Inc.	2,087,150
17,000	Christian Dior SA	2,222,047
12,000	Church & Dwight Co. Inc.	779,280
9,000	Clorox Co.	600,840
158,000	Eastman Kodak Co.†	663,600
105,000	Energizer Holdings Inc.†	7,059,150
120,000	Fortune Brands Inc.	5,907,600
2,266	Givaudan SA	2,315,233
60,000	Hanesbrands Inc.†	1,551,600
30,000	Harley-Davidson Inc.	853,200
4,000	Jarden Corp.	124,520
8,000	Mattel Inc.	187,680
13,000	National Presto Industries Inc.	1,384,110
10,000	Oil-Dri Corp. of America	215,100
78,000	Pactiv Corp.†	2,572,440
56,000	Reckitt Benckiser Group plc	3,079,832
33,000	Svenska Cellulosa AB, Cl. B	501,829
940,000	Swedish Match AB	25,074,662

		57,179,873

	Automotive: Parts and Accessories — 3.6%
84,000	BorgWarner Inc.†	4,420,080
158,000	CLARCOR Inc.	6,103,540
215,000	Dana Holding Corp.†	2,648,800
275,000	Genuine Parts Co.	12,262,250
195,000	Johnson Controls Inc.	5,947,500
135,000	Midas Inc.†	1,027,350
300,000	Modine Manufacturing Co.†	3,891,000
128,000	O’Reilly Automotive Inc.†	6,809,600
175,000	Standard Motor Products Inc.	1,842,750
45,000	Superior Industries International Inc.	777,600

		45,730,470

	Health Care — 3.5%
12,000	Abbott Laboratories	626,880
14,046	Allergan Inc.	934,480
38,000	Amgen Inc.†	2,094,180
38,000	Baxter International Inc.	1,812,980
3,500	Becton, Dickinson and Co.	259,350
35,000	Biogen Idec Inc.†	1,964,200
215,000	Boston Scientific Corp.†	1,317,950
85,000	Bristol-Myers Squibb Co.	2,304,350
1,000	Cephalon Inc.†	62,440
55,000	Covidien plc	2,210,450
30,000	Henry Schein Inc.†	1,757,400
15,000	Hospira Inc.†	855,150
45,000	Johnson & Johnson	2,788,200
74,000	Life Technologies Corp.†	3,455,060
56,000	Mead Johnson Nutrition Co.	3,186,960
100,000	Merck & Co. Inc.	3,681,000
10,000	Nobel Biocare Holding AG	179,616
98,000	Novartis AG, ADR	5,651,660
50,000	SSL International plc	909,548
95,000	UnitedHealth Group Inc.	3,335,450
8,000	Watson Pharmaceuticals Inc.†	338,480
See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
65,000	William Demant Holding A/S†	$4,796,407
7,000	Zimmer Holdings Inc.†	366,310

		44,888,501

	Machinery — 2.5%
15,000	Caterpillar Inc.	1,180,200
25,000	CNH Global NV†	916,000
432,000	Deere & Co.	30,144,960

		32,241,160

	Publishing — 2.4%
10,000	Idearc Inc.† (b)	33
1,152,600	Il Sole 24 Ore†	2,077,238
28,323	Independent News & Media plc†	24,518
200,000	Media General Inc., Cl. A†	1,792,000
117,000	Meredith Corp.	3,897,270
1,330,000	News Corp., Cl. A	17,369,800
20,000	News Corp., Cl. B	301,200
332	Seat Pagine Gialle SpA†	69
27,000	The E.W. Scripps Co., Cl. A†	212,760
133,500	The McGraw-Hill Companies Inc.	4,413,510

		30,088,398

	Consumer Services — 2.3%
100,000	IAC/InterActiveCorp.†	2,627,000
198,000	Liberty Media Corp. — Interactive, Cl. A†	2,714,580
1,010,000	Rollins Inc.	23,613,800

		28,955,380

	Retail — 2.1%
100,000	AutoNation Inc.†	2,325,000
500	AutoZone Inc.†	114,455
40,000	Coldwater Creek Inc.†	210,800
50,000	Costco Wholesale Corp.	3,224,500
115,000	CVS Caremark Corp.	3,619,050
10,108	Denny’s Corp.†	31,436
29,000	HSN Inc.†	867,100
390,000	Macy’s Inc.	9,005,100
50,000	Sally Beauty Holdings Inc.†	560,000
185,000	The Great Atlantic & Pacific Tea Co. Inc.†	732,600
50,000	Wal-Mart Stores Inc.	2,676,000
90,000	Walgreen Co.	3,015,000
22,000	Whole Foods Market Inc.†	816,420

		27,197,461

	Business Services — 2.1%
6,000	ACCO Brands Corp.†	34,500
18,000	Ascent Media Corp., Cl. A†	480,780
140,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,600,200
180,000	Contax Participacoes SA, ADR	565,200
100,000	Diebold Inc.	3,109,000
200,000	G4S plc	799,899
1,000	Hertz Global Holdings Inc.†	10,590
12,000	Jardine Matheson Holdings Ltd.	541,680
92,000	Landauer Inc.	5,761,960
40,500	MasterCard Inc., Cl. A	9,072,000
30,000	Monster Worldwide Inc.†	388,800
340,000	The Interpublic Group of Companies Inc.†	3,410,200
8,000	Visa Inc., Cl. A	594,080

		26,368,889

	Aerospace — 2.0%
630,000	BBA Aviation plc	1,864,526
30,899	Kaman Corp.	809,863
4,000	Lockheed Martin Corp.	285,120
45,000	Northrop Grumman Corp.	2,728,350
1,200,000	Rolls-Royce Group plc†	11,376,414
123,000	The Boeing Co.	8,184,420

		25,248,693

	Hotels and Gaming — 2.0%
20,000	Accor SA	730,294
200,000	Gaylord Entertainment Co.†	6,100,000
70,000	Genting Singapore plc†	99,004
37,000	Interval Leisure Group Inc.†	498,390
1,500,087	Ladbrokes plc	3,162,393
90,000	Las Vegas Sands Corp.†	3,136,500
3,900,000	Mandarin Oriental International Ltd.	6,669,000
55,000	MGM Resorts International†	620,400
42,000	Orient-Express Hotels Ltd., Cl. A†	468,300
100,000	Pinnacle Entertainment Inc.†	1,115,000
34,000	Starwood Hotels & Resorts Worldwide Inc.	1,786,700
200,000	The Hongkong & Shanghai Hotels Ltd.	352,114
2,000	Wynn Resorts Ltd.	173,540

		24,911,635

	Aviation: Parts and Services — 1.9%
350,000	Curtiss-Wright Corp.	10,605,000
330,000	GenCorp Inc.†	1,623,600
98,000	Precision Castparts Corp.	12,480,300

		24,708,900

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Specialty Chemicals — 1.8%
13,000	Ashland Inc.	$634,010
30,000	E.I. du Pont de Nemours and Co.	1,338,600
465,000	Ferro Corp.†	5,993,850
4,000	FMC Corp.	273,640
45,000	H.B. Fuller Co.	894,150
70,000	International Flavors & Fragrances Inc.	3,396,400
275,000	Omnova Solutions Inc.†	1,977,250
240,000	Sensient Technologies Corp.	7,317,600
100,000	Zep Inc.	1,744,000

		23,569,500

	Communications Equipment — 1.5%
465,000	Corning Inc.	8,500,200
75,000	Motorola Inc.†	639,750
250,000	Thomas & Betts Corp.†	10,255,000

		19,394,950

	Metals and Mining — 1.4%
15,000	Agnico-Eagle Mines Ltd.	1,065,450
53,000	Alcoa Inc.	641,830
88,000	Barrick Gold Corp.	4,073,520
4,000	Freeport-McMoRan Copper & Gold Inc.	341,560
74,000	Ivanhoe Mines Ltd.†	1,732,340
52,000	New Hope Corp. Ltd.	253,816
155,000	Newmont Mining Corp.	9,735,550

		17,844,066

	Wireless Communications — 1.4%
88,000	America Movil SAB de CV, Cl. L, ADR	4,693,040
16,070	Clearwire Corp., Cl. A†	130,006
10,000	Millicom International Cellular SA	959,500
1,500	NTT DoCoMo Inc.	2,497,604
32,165	Tim Participacoes SA, ADR	1,061,123
115,400	United States Cellular Corp.†	5,304,938
56,938	Vivo Participacoes SA, ADR	1,547,005
66,000	Vodafone Group plc, ADR	1,637,460

		17,830,676

	Electronics — 1.2%
4,000	Advanced Micro Devices Inc.†	28,440
20,000	Bel Fuse Inc., Cl. A	418,600
4,000	Hitachi Ltd., ADR†	175,120
180,000	Intel Corp.	3,461,400
35,000	Koninklijke Philips Electronics NV	1,096,200
75,000	LSI Corp.†	342,000
20,000	MEMC Electronic Materials Inc.†	238,400
20,000	Molex Inc., Cl. A	349,600
2,000	Rovi Corp.†	100,820
275,000	Texas Instruments Inc.	7,463,500
62,000	Tyco Electronics Ltd.	1,811,640

		15,485,720

	Environmental Services — 1.1%
220,000	Republic Services Inc.	6,707,800
190,000	Waste Management Inc.	6,790,600

		13,498,400

	Agriculture — 0.9%
285,000	Archer-Daniels-Midland Co.	9,097,200
28,000	Monsanto Co.	1,342,040
15,000	Syngenta AG, ADR	746,850
10,000	The Mosaic Co.	587,600

		11,773,690

	Broadcasting — 0.9%
350,000	CBS Corp., Cl. A, Voting	5,565,000
2,000	Cogeco Inc.	61,230
25,334	Corus Entertainment Inc., Cl. B, New York	529,227
6,666	Corus Entertainment Inc., Cl. B, Toronto	139,941
40,000	Gray Television Inc.†	80,400
5,000	Gray Television Inc., Cl. A†	9,500
77,000	Liberty Media Corp. — Capital, Cl. A†	4,008,620
45,000	LIN TV Corp., Cl. A†	199,800
100,000	Television Broadcasts Ltd.	570,961

		11,164,679

	Automotive — 0.8%
125,000	Navistar International Corp.†	5,455,000
96,750	PACCAR Inc.	4,658,513

		10,113,513

	Computer Software and Services — 0.6%
45,000	AOL Inc.†	1,113,750
10,000	Check Point Software Technologies Ltd.†	369,300
105,000	NCR Corp.†	1,431,150
5,000	Research In Motion Ltd.†	243,450
30,000	Rockwell Automation Inc.	1,851,900
165,000	Yahoo! Inc.†	2,338,050

		7,347,600

	Transportation — 0.5%
300,000	AMR Corp.†	1,881,000
158,000	GATX Corp.	4,632,560
3,000	Grupo TMM SA, Cl. A, ADR†	8,790

		6,522,350

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	$1,467,420
170,000	The St. Joe Co.†	4,227,900

		5,695,320

	Closed-End Funds — 0.4%
31,500	Royce Value Trust Inc.†	382,410
104,000	The Central Europe and Russia Fund Inc.	3,886,480
70,957	The New Germany Fund Inc.	1,022,490

		5,291,380

	Exchange Traded Funds — 0.4%
200,000	UltraShort Dow30 ProShares†	4,900,000

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	95,940
24,984	Rayonier Inc.	1,252,198

		1,348,138

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	492,608
10,000	Nobility Homes Inc.†	97,250
33,000	Skyline Corp.	668,580

		1,258,438

	Computer Hardware — 0.0%
60,000	Xerox Corp.	621,000

	Commercial Services — 0.0%
5,230	Edenred†	103,596

	TOTAL COMMON STOCKS	1,268,074,473

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
23,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	897,000

	RIGHTS — 0.1%
	Financial Services — 0.1%
140,000	Deutsche Bank AG, expire 10/05/10†	695,800

	WARRANTS — 0.0%
	Retail — 0.0%
169,811	Talbots Inc., expire 04/06/15†	475,471

	Energy and Utilities — 0.0%
12,183	Mirant Corp., Ser. A, expire 01/03/11†	184

	TOTAL WARRANTS	475,655

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.3%
	Diversified Industrial — 0.2%
$2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (d)	2,130,000

	Retail — 0.1%
2,000,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	1,457,500

	TOTAL CONVERTIBLE CORPORATE BONDS	3,587,500

	CORPORATE BONDS — 0.0%
	Consumer Products — 0.0%
1,000,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/10† (b)	0

	U.S. GOVERNMENT OBLIGATIONS — 0.0%
300,000	U.S. Treasury Bills, 0.135% to 0.145%††, 11/18/10 to 12/23/10	299,929

TOTAL INVESTMENTS — 100.0% (Cost $985,467,557)		$1,274,030,357

	Aggregate tax cost	$1,004,609,090

	Gross unrealized appreciation	$409,619,932
	Gross unrealized depreciation	(140,198,665)

	Net unrealized appreciation/depreciation	$269,421,267

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Number of		Expiration	Unrealized
Contracts		Date	Depreciation
	FUTURES CONTRACTS — SHORT POSITION — 0.0%
375	S & P 500 Emini Futures	12/17/2010	$(177,025)

(a)	Security, or a portion thereof, with a value of $4,203,000 were pledged as collateral for futures contracts.

(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $91,224 or 0.01% of total investments.

(c)	At September 30, 2010, the Fund held an investment in a restricted security amounting to $30,442 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows:

				09/30/10
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0043

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of the Rule 144A security amounted to $2,130,000 or 0.17% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	80.0%	$1,019,647,388
Europe	14.7	186,867,597
Latin America	2.9	37,214,956
Japan	1.7	21,600,970
Asia/Pacific	0.7	8,699,446

Total Investments	100.0%	$1,274,030,357

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC. (the “Fund”)
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$90,099,398	$15,000	$0	$90,114,398
Entertainment	69,491,234	—	91,191	69,582,425
Telecommunications	61,853,707	30,442	—	61,884,149
Publishing	30,088,365	—	33	30,088,398
Other Industries (a)	1,016,405,103	—	—	1,016,405,103

Total Common Stocks	1,267,937,807	45,442	91,224	1,268,074,473

Convertible Preferred Stocks (a)	897,000	—	—	897,000
Rights (a)	695,800	—	—	695,800
Warrants (a)	475,655	—	—	475,655
Convertible Corporate Bonds	—	3,587,500	—	3,587,500
Corporate Bonds	—	—	0	0
U.S. Government Obligations	—	299,929	—	299,929

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,270,006,262	$3,932,871	$91,224	$1,274,030,357

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$57,955	$—	$57,955
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACTS
Futures Contracts Sold (b)	(177,025)	—	—	(177,025)

TOTAL OTHER FINANCIAL INSTRUMENTS	$(177,025)	$57,955	$—	$(119,070)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the Notes to the SOI.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2010.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation	(sales)	Level 3†	Level 3†	9/30/10	at 9/30/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$0	$—	$—	$—	$—	$—	$—	$0	$—
Entertainment	67,527	—	—	23,664	—	—	—	91,191	23,664
Equipment and Supplies	0	—	(71,252)	71,252	(0)	—	—	—	—
Publishing	—	—	—	—	—	33	—	33	—

Total Common Stocks	67,527	—	(71,252)	94,916	(0)	33	—	91,224	23,664

Corporate Bonds	0	—	—	—	—	—	—	0	—

TOTAL INVESTMENTS IN SECURITIES	$67,527	$—	$(71,252)	$94,916	$(0)	$33	$—	$91,224	$23,664

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. Investments in other investment companies at September 30, 2010 are reported in the Schedule of Investments.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at September 30, 2010. For the restricted security the Fund held as of September 30, 2010, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
     In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline, during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the period ended September 30, 2010, the Fund had no investments in options.
     Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Series C Cumulative Preferred Stock and Series E Cumulative Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
During the period ended September 30, 2010, the Fund had no investments in interest rate swap agreements.
     The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2010 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$1,643,254 (180,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	$57,955
     The Fund’s volume of activity in equity contract for difference swap agreements during the period ended September 30, 2010 had an average monthly notional amount of approximately $1,563,623.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts that were held at September 30, 2010 are presented within the Schedule of Investments.
     The Fund’s volume of activity in equity futures contracts sold during the period ended September 30, 2010 had an average monthly notional value of approximately $3,296,669.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.

THE GABELLI EQUITY TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The following table summarizes the net unrealized appreciation/depreciation of derivatives held at September 30, 2010 by primary risk exposure:

Net Unrealized
Appreciation/(Depreciation) at
September 30, 2010

Asset Derivatives:
Equity Contract	$57,955

Liability Derivatives:

Equity Contracts	$(177,025)
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $59,042,461 which are available to reduce future required distributions of net capital gains to shareholders. $5,677,941 of the loss carryforward is available through 2016; and $53,364,520 is available through 2017.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
The Gabelli Equity Trust Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI EQUITY TRUST INC.
One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

Dr. Thomas E. Bratter
President & Founder, John Dewey Academy

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association

Arthur V. Ferrara
Former Chairman & Chief Executive Officer,
Guardian Life Insurance Company of America

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert
President
Carter W. Austin
Vice President
Peter D. Goldstein
Chief Compliance Officer
Molly A.F. Marion
Vice President & Ombudsman
Agnes Mullady
Treasurer & Secretary

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
The Bank of New York Mellon

Counsel
Willkie Farr & Gallagher LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		5.875%	6.20%
	Common	Preferred	Preferred
NYSE-Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	180,862,988	2,363,860	5,850,402
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 11/26/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 11/26/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 11/26/10

*	Print the name and title of each signing officer under his or her signature.